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                                                              EXHIBIT 10.18

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------



                               THIRD AMENDMENT TO
                            NOVAMED/SUMMIT AGREEMENT

     THIS THIRD AMENDMENT TO THE NOVAMED-SUMMIT AGREEMENT (the "Third Amendment") is made and entered into effective as of the 23rd day of February, 2000, by and between NovaMed Eyecare Services, LLC ("NovaMed") and Summit Technology, Inc. ("STI") and Autonomous Technologies Corporation, a wholly owned subsidiary of STI ("ATC," together with STI, "Summit").


                                   RECITALS

     A. STI and NovaMed entered into a NovaMed-Summit Agreement entitled "An Opportunity for Rapid Expansion into the Business of Laser Vision Correction" dated as of October 2, 1998, as amended by (i) a First Amendment ("First Amendment") dated April 2, 1999, (ii) a Second Amendment ("Second Amendment") dated May 21, 1999, (iii) an Amended and Restated NovaMed/Summit Agreement dated as of July 7, 1999 ("Amended and Restated Agreement"), (iv) a First Amendment to the Amended and Restated NovaMed/Summit Agreement dated as of October 1, 1999, and (v) a Second Amendment to the Amended and Restated NovaMed/Summit Agreement dated as of November 1, 1999 (collectively, the "Agreement").

     B. On February 23, 2000, Summit announced that it was reducing its per Procedure pricing on its Apex Plus/Infinity ("Apex Plus Systems") and LADARVision/(R)/ Systems.

     C. Summit and NovaMed desire to amend the Agreement to implement a new pricing schedule, to be effective as of February 23, 2000, so that NovaMed will realize the benefits of the aforesaid price reduction.

     NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

                                     TERMS

     1. Defined Terms. Capitalized words and terms used herein and not defined shall have the respective meanings ascribed to them in the Agreement.

     2. Third Party Financed Apex Plus Systems. Effective on and after February 23, 2000, all existing NovaMed Apex Plus Systems that have been
financed by Health Capital Financial Group, LLC (excluding     *   )("Health
Capital") will carry       *       . These Systems are listed on Exhibit A,
annexed (collectively, the "Health Capital Systems"). The existing     *
             applicable to the Health Capital Systems shall remain in effect.

     3.     *      Apex Plus Systems.  Exhibit B, annexed, lists the NovaMed
Apex Plus Systems currently utilized in               *                  .
The    *       will continue to carry a      *


__________________________
*Confidential treatment requested.

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                                                          CONFIDENTIAL TREATMENT
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, and the existing        *        applicable to the    *      will remain in
effect. The    *    are exclusively the Systems listed on Exhibit B, and
NovaMed may not add any new     *     or redesignate any other existing Systems
as        *          .


     4. Other Existing Apex Plus Systems. Effective on and after February 23, 2000, all other existing Apex Plus Systems which have been procured or priced under the Agreement (collectively, and including any new Apex Plus system placements described in Section 5, below, "Rental Systems") will carry a new
       *      , and the      *     schedules applicable to those Apex Plus
Systems will remain in effect.

     5. New Apex Plus Placements. In addition to the other lasers that have been or may be procured under the Agreement, NovaMed may elect, at its option, to procure up to an unlimited number of additional Apex Plus Systems as follows (the systems described in this paragraph will be hereinafter referred to as the "Tier 4 Systems"):

          (a)  Pricing.  Summit will place an Apex Plus System in a location
designated by NovaMed in exchange for a       *      and a        *       .
Upon completion of       *       , NovaMed has the option to continue using the
laser at the cost of           *         , renegotiating the Agreement or
terminating the Agreement, all as set forth in the relevant OmniCard Plus Agreement. Unless NovaMed is in default under the relevant OmniCard Plus Agreement, Summit may not terminate, or elect not to renew, such Agreement.

          (b)  *             .  There will be a        *          for each Tier
4 System. The schedule for such      *       will be as follows:

               Months  *        *

               Months  *        *

               Months  *        *

               Months  *        *

               Months  *        *

          Any procedures in a given month that are      *       will be credited
towards    *   (i.e., NovaMed is satisfying the       *        so long as it is
achieving      *      ).

         (c) Infinity LS Upgrades. NovaMed may elect an Infinity LS Upgrade for any Apex Plus System, whether for an existing laser or upon ordering a new
laser, for a     *     to Summit equal to     *    . Upon NovaMed's request,
Summit agrees to provide NovaMed with    *    .

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*Confidential treatment requested.


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                                                          CONFIDENTIAL TREATMENT
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     6.     *      .  Commencing April 1, 2000, the new aggregate      *
will be revised as follows:

          When the          *        on all Apex Plus Systems procured or priced
under the Agreement reaches           *               , NovaMed will receive a
*         .  When the         *           on all Apex Plus Systems procured or
priced under the Agreement reaches              *            , NovaMed will
receive an aggregate           *            .

          For any calendar quarter in which NovaMed achieves any     *       ,
NovaMed may              *              , provided that the        *         ,
if any, will only be            *            in the subject quarter (that is,
the               *               , but will not themselves be      *     ; the
        *         would have been eligible for        *         .  For
purposes of measuring the      *      , such measurements will be based on the
        *         by NovaMed in a calendar quarter.  The Parties hereto
acknowledge that the     *      applies only to the ApexPlus Systems and will
not apply to the LADARVision Systems.  The parties hereto also acknowledge
that the      *      in place prior to giving effect to this Third Amendment
will apply to the calendar quarter ended March 31, 2000 and will be measured
on the               *             in such quarter.

          Consistent with the methodology described in this Section 6, NovaMed
will also        *                 attained in the quarter ended March 31, 2000.

     7.  LADARVision Systems.  Except with respect to the    *      LADARVision
Systems (as defined below), each new LADARVision System placement will bear a
*       and will carry an                   *                  , broken down as
follows:

          Year One    *

          Year Two    *

          Year Three  *  .

          For each individual LADARVision System during each year of its use,
the        *            will be reduced for          *              in
accordance with the following schedule:

          Procedures    *

          Procedures    *

          Procedures    * .

          The parties acknowledge that the above schedule is to be applied on a
per LADARVision System per year basis and that there will be no       *       .
The term for each System will commence upon installation in good working order.
Summit will bill NovaMed monthly for the applicable monthly      *           and
will bill quarterly in arrears for           *     .

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*Confidential treatment requested.


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                                                          CONFIDENTIAL TREATMENT
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          Upon completion of       *      , NovaMed has the option to continue
using the laser at the pricing schedule set forth above         *        ,
renegotiating the Agreement or terminating the Agreement, all as set forth in the relevant OmniCard Plus Agreement. Unless NovaMed is in default under the relevant OmniCard Plus Agreement, Summit may not terminate, or elect not to renew, such Agreement.

          Any Procedures in a given month that are         *            (i.e.,
NovaMed is satisfying the      *       so long as it is achieving      *      ).

          Except as expressly set forth in this Third Amendment, the use, operation and maintenance of the LADARVision System (including without limitation hardware/software upgrades, retreatment and courtesy policies) will be governed by the same terms and conditions as those relating to the Apex Plus Systems which were in place prior to this Amendment.

          The parties acknowledge that          *        and procedures are not
included in the Agreement and will be an additional charge if, as and when approved by FDA.

     8.     *   LADARVision System.  NovaMed may designate two LADARVision
Systems as      *      Systems (the "    *    LADARVision Systems").  The
pricing for the   *   LADARVision Systems will be     *      and be subject to
the other terms as described in Section 7 above, except that there will be
    *    applicable to the   *    LADARVision Systems for the first six months
after installation. Thereafter, it will be assigned the same         *
schedule as all other NovaMed LADARVision Systems, and the     *
schedule will be deemed to have commenced at expiry of the initial six-month period.

     9.  Exchanges.  NovaMed may elect to exchange any Rental System for a
LADARVision System if either (i) such Rental System has achieved        *
or (ii) NovaMed agrees to the            *            set forth in Section 7
above for the LADARVision System.  In the event NovaMed makes such an election,
NovaMed will be absolved of any further           *        commitment
applicable to the          *        (provided it is returned to Summit in good
condition, reasonable wear and tear excepted). The LADARVision System taken in replacement may be assigned by NovaMed to any site (not just to former location
of the         *        ), and will be subject to the term, pricing and
*               provisions described in Section 7, above.

     10.      *     Trade-In Program.  If at any time through December 31, 2000
NovaMed elects to remove any     *     system and replace it with an Apex Plus
or a LADARVision System,           *              , provided such system is in
good working order (reasonable wear and tear excepted).

     11.      *      .             *          .

     12.  Retreatments.  Each calendar quarter during the term hereof, NovaMed
will            *                   .

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*Confidential treatment requested.


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     13.  Other Terms.

          (a)  Summit agrees to continue to provide NovaMed,      *       ,
marketing seminars and staff training with the        *             .

          (b)     *              .

     14. Effect of Amendment. Except as specifically provided in this Third Amendment, the Agreement shall remain in full force and effect in accordance with its existing terms. In the event of conflict between the terms of the Agreement and the terms of this Third Amendment, the terms of this Third Amendment will control.

     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first written above.


                            SUMMIT TECHNOLOGY, INC.


                            By: /s/Edward P. Devnew, Jr.
                                -----------------------
                                Edward P. Devnew, Jr., Director of Sales


                            AUTONOMOUS TECHNOLOGIES CORPORATION

                            By: /s/ Robert Kelly
                                ----------------
                                Robert Kelly, its Treasurer


                            NOVAMED EYECARE SERVICES, LLC

                            By: NovaMed Eyecare, Inc., its Manager

                                By:/s/ Stephen J. Winjum
                                   ---------------------
                                   Stephen J. Winjum, its President

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*Confidential treatment requested.


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                                                          CONFIDENTIAL TREATMENT
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     Exhibit A

      *   .


________________
Confidential treatment requested.
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     Exhibit B

      *   .

_________________
Confidential treatment requested.